ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our
report  included  in  this  Form  10-K  into  the  Company's   previously  filed
Registsration Statements, File Nos. 33-48420 and 33-8277.



                                             Arthur Andersen LLP



New York, New York
March 21, 1996

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